UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04537

Liberty All-Star Growth Fund, Inc.
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:   January 1, 2016 – June 30, 2016

Item 1.  Reports to Stockholders.

LIBERTY ALL–STAR® GROWTH FUND

ASG

SEMI-ANNUAL REPORT JUNE 30, 2016

ALL-STAR®
GROWTH FUND

Contents

1	President’s Letter
4	Table of Distributions and Rights Offerings
5	Top 20 Holdings and Economic Sectors
6	Major Stock Changes in the Quarter
7	Investment Managers/Portfolio Characteristics
8	Manager Interview
11	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
31	Board Consideration of the New Portfolio Management Agreement
34	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2016

Although equity markets were volatile and driven by differing factors as the first half of 2016 progressed, the second quarter closed much as the first quarter did—with modest gains. To start the year, U.S. equities posted their worst 10-day opening-year decline in history, only to rebound beginning in mid-February and ultimately close the quarter with a 1.35 percent gain for the S&P 500® Index. The second quarter was calm by comparison until a poor jobs report for May rattled investors, only to be followed by the “Brexit” referendum in which voters in the U.K. said they favored leaving the European Union. Once again, however, a rally over the last few trading days of the quarter—the strongest weekly gains of the year to date—propelled U.S. stocks to a 2.46 percent gain, as measured by the S&P 500. The widely-followed Dow Jones Industrial Average (DJIA) gained 2.07 percent in the second quarter while the NASDAQ Composite Index returned -0.23 percent. For the full first half, the S&P 500 returned 3.84 percent, the DJIA returned 4.31 percent and the NASDAQ Composite returned -2.66 percent.

Growth stocks lagged their value counterparts in the second quarter, as they did in the first. Among key growth benchmarks, the broad market Russell 3000® Growth Index returned 0.80 percent for the quarter. Among market capitalization indices, the Russell 1000® Growth Index (large cap) returned 0.61 percent while the Russell Midcap® Growth Index returned 1.56 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 3.24 percent; this represented a sharp reversal for small cap growth stocks, which returned -4.68 percent in the first quarter.

For much of the second quarter, stocks ebbed and flowed, alternately helped and hurt by the mix of business, economic and political news. Investors were concerned by reports in mid-May that the cost of living in April climbed by the most in three years and that the rate of housing starts was strong and rising. Both raised the specter of action by the Federal Reserve to raise short-term interest rates. Reports of a surge in consumer spending in April—the biggest jump in six years—buoyed stocks as June opened. Additional good news came in the form of a gain in wages and salaries. Just days later, however, news that the U.S. added only 38,000 jobs in May—well below the 160,000 expected—depressed markets. But the data did have a positive side, as it put any increase in interest rates on hold. As June progressed, all eyes turned to the 23rd of the month—the day of the Brexit ballot. Stocks rallied in advance of the referendum on the belief that voters would choose the “stay” alternative. When the vote went the other way for the world’s fifth-largest economy, stocks retreated around the world for the next two trading days, only to be followed by a strong relief rally into the end of the quarter. It also helped that on June 28 the Department of Commerce raised first quarter real GDP to 1.1 percent from its original estimate of 0.5 percent.

Liberty All-Star® Growth Fund
Liberty All-Star® Growth Fund outperformed all key benchmarks during the second quarter, returning 4.41 percent with shares valued at net asset value (NAV) with dividends reinvested and 3.18 percent with shares valued at market price with dividends reinvested. The Lipper Multi-Cap Growth Mutual Fund Average returned 0.68 percent. The discount at which Fund shares traded relative to their NAV narrowed over the quarter, ranging from -9.8 percent to -12.0 percent.

Challenged in the first quarter by highly volatile markets—the factor that made the period difficult for active managers—for the full first half the Fund returned -2.88 percent with shares valued at NAV with dividends reinvested and -6.93 percent with shares valued at market price with dividends reinvested. The Lipper Multi-Cap Growth Mutual Fund Average returned -2.23 percent for the period.

Semi-Annual Report (Unaudited) | June 30, 2016	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

In keeping with policy, the Fund’s distribution for the second quarter was $0.09, up from $0.08 in the first quarter. The Fund's distribution policy has been in place since 1997 and is a major component of the Fund's total return. Since 1997, the Fund has paid distributions totaling $12.82 per share and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

Turning to Fund news, in early June Congress Asset Management Company replaced TCW Investment Management Company as the Fund’s mid-cap growth manager. We invite shareholders to read the interview with Todd Solomon, CFA, Senior Vice President/Portfolio Manager for the firm’s mid-cap growth strategy, which may be found on page 8 in this report.

We are gratified by the Fund’s performance in the second quarter, especially after a challenging first quarter. We are confident in the Fund’s investment managers and the Fund’s underlying objectives and strategy, and, as always, appreciate and value your confidence in Liberty All-Star® Growth Fund.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2016 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2016)
Net Asset Value (NAV)	$4.65
Market Price	$4.09
Discount	-12.0%

	Quarter	Year-to-Date
Distributions*	$0.09	$0.17
Market Price Trading Range	$3.90 to $4.26	$3.45 to $4.54
Premium/(Discount) Range	-9.8% to -12.0%	-7.8% to -12.7%
Performance (Periods ended June 30, 2016)
Shares Valued at NAV with Dividends Reinvested	4.41%	-2.88%
Shares Valued at Market Price with Dividends Reinvested	3.18%	-6.93%
Dow Jones Industrial Average	2.07%	4.31%
Lipper Multi-Cap Growth Mutual Fund Average	0.68%	-2.23%
NASDAQ Composite Index	-0.23%	-2.66%
Russell Growth Benchmark	1.68%	0.54%
S&P 500® Index	2.46%	3.84%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2016.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Semi-Annual Report (Unaudited) | June 30, 2016	3

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016
1st Quarter	0.08
2nd Quarter	0.09
Total	$12.82

1	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
2	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
3	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2016 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Signature Bank	2.23%
Middleby Corp.	1.93
Wayfair, Inc., Class A	1.77
Core Laboratories NV	1.69
IPG Photonics Corp.	1.58
FirstService Corp.	1.48
Mondelez International, Inc., Class A	1.47
Visa, Inc., Class A	1.45
Cerner Corp.	1.44
Ecolab, Inc.	1.43
Lowe's Cos., Inc.	1.41
The Ultimate Software Group, Inc.	1.38
Red Hat, Inc.	1.38
The Priceline Group, Inc.	1.33
Apple, Inc.	1.32
Paylocity Holding Corp.	1.31
Equinix, Inc.	1.27
Colgate-Palmolive Co.	1.24
Automatic Data Processing, Inc.	1.23
NIKE, Inc., Class B	1.22
29.56%

Economic Sectors*	Percent of Net Assets
Information Technology	25.37%
Consumer Discretionary	18.27
Industrials	15.69
Health Care	14.49
Financials	12.62
Consumer Staples	5.50
Energy	3.15
Materials	2.21
Telecommunication Services	0.33
Other Net Assets	2.37
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2016	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($600,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2016, excluding transactions from the manager replacement of TCW Investment Management Company with Congress Asset Management Company, LLP.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/16
Purchases
Apple, Inc.	16,694	16,694
Bristol-Myers Squibb Co.	13,473	13,473
IPG Photonics Corp.	18,231	23,861
MACOM Technology Solutions Holdings, Inc.	23,764	41,472
Stamps.com, Inc.	9,352	9,352
VCA, Inc.	15,000	15,000
Sales
BofI Holding, Inc.	(34,046)	50,801
Diplomat Pharmacy, Inc.	(43,270)	11,215
ExamWorks Group, Inc.	(38,815)	0
LinkedIn Corp., Class A	(8,660)	0
Monsanto Co.	(13,000)	0
Paylocity Holding Corp.	(23,081)	36,553
Waste Connections, Inc.	(28,631)	0
West Pharmaceutical Services, Inc.	(12,050)	0

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 34 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2016 (Unaudited)

				Market Capitalization Spectrum
				Small Large
	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,177	465	600	50	40	29	114*
Weighted Average Market Capitalization (billions)	$1.8	$12.4	$129.4	$2.4	$7.1	$101.2	$37.0
Average Five-Year Earnings Per Share Growth	9%	11%	10%	24%	17%	10%	16%
Average Five-Year Sales Per Share Growth	11%	10%	11%	18%	10%	13%	13%
Price/Earnings Ratio**	24x	25x	23x	27x	24x	27x	26x
Price/Book Value Ratio	3.6x	5.1x	5.5x	4.1x	4.3x	4.7x	4.3x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2016	7

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Todd Solomon, CFA Senior Vice President/Portfolio Manager Congress Asset Management Company

CONGRESS ASSET MANAGEMENT BELIEVES IN ITS STRATEGY AND PROCESS AND PRACTICES IT CONSISTENTLY THROUGH ALL MARKET ENVIRONMENTS

Congress Asset Management’s mid-cap growth strategy focuses on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility. We recently had the opportunity to talk with Todd Solomon, CFA, portfolio manager for the strategy. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

As this is our first interview with Congress Asset Management, perhaps you can tell us about the firm: when it was founded, by whom, its size and, above all, the firm’s investment style and strategy. Also, what do you believe sets the firm apart, e.g., investment philosophy or process, culture, structure?

Congress Asset Management Company is an independent, management-owned, SEC-registered investment management firm founded January 1, 1985, by Alfred A. Lagan in Boston. The firm is led today by Dan Lagan, CEO and CIO, and we manage approximately $7.2 billion in assets.

At Congress, we utilize a bottom-up, growth style approach to stock selection with a focus on high quality companies. Our fundamental approach emphasizes growth of earnings and free cash flow. We also believe that a diversified portfolio consisting of established companies with the ability to consistently grow earnings over time will provide superior returns over a full market cycle.

The positive attributes of diversification are very important, especially in volatile markets. Accordingly, our portfolios consist of 35 to 45 individual holdings. The initial weighting in a position is usually 2.5 percent of the total equity portfolio and the maximum position size is 5 percent. Sector exposure is limited to 30 percent of the portfolio and industry exposure is limited to 15 percent.

What sets us apart from our competition is the consistent application of our process and philosophy, and the discipline we have to stick with it no matter what market conditions exist at any given time.

“What sets us apart from our competition is the consistent application of our process and philosophy, and the discipline we have to stick with it no matter what.”

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Can you provide some insight into Congress’ investment process? And can you comment on your “growth at a reasonable risk” approach; growth at a reasonable price, or “GARP,” is a well-known approach, but not so much “GARR.”

Our primary goal is to construct “growth at reasonable risk” portfolios, which aim for growth in client assets while keeping an eye on preservation of capital. We want our clients to participate in rallying markets but are unwilling to put their assets at unwarranted levels of danger to do so. While we focus on low volatility, we do provide participation in up markets and cannot avoid risk entirely. If we identify an opportunity that, when added to the portfolio, may increase the level of risk uncomfortably, we can employ a “risk barbell” strategy in which we add a higher beta1 stock and pair it with a lower beta stock; pairing the two offsets some of the risk, which helps to keep the overall portfolio risk level in check. It is difficult to achieve balanced goals of risk and return, but it can be done by remaining focused, consistent and patient. Risk is just another investing variable that is almost impossible to time correctly.

“We believe that a diversified portfolio consisting of established companies with the ability to consistently grow earnings will provide superior returns.”

Put simply, our objective is to maximize returns over a full market cycle while controlling risk with a diversified portfolio of high quality growth stocks.

You conduct bottom-up fundamental research in the process of selecting companies for investment. How do you take macro factors into account, the most recent example being Brexit?

Macro factors are considered when identifying a company’s source of past success. We prefer companies that grow sales, earnings and free cash flow consistently through varied market environments to minimize the impact from macro factors. This focus may lead us to opportunities overlooked by growth managers. We do not invest in companies with upcoming binary events as the risk is too high; nor do we invest in companies that are “price takers,” as they have less means of managing through weakness. (Price takers are companies that accept pricing for its products and services that the market gives them, and thus tend to be more commoditized than differentiated.)

The most important aspect of analyzing macro factors for our portfolio is ensuring that large portions of the portfolio are not reliant on the same drivers.

Please tell us about two current holdings in the portion of the Liberty All-Star Growth Fund portfolio that you manage that exemplify Congress’ style and strategy.

Texas Roadhouse, Inc. (TXRH) founded in 1993, operates about 450 restaurants, mostly in the U.S., with a focus on steaks, ribs and other beef cuts served in a Western-oriented environment. Our first purchases of Texas Roadhouse were over three years ago. In a very competitive restaurant market, the company has prodded local franchisees to give their neighborhood the best customer experience and meal possible to drive traffic. While the company has faced increasing beef and labor costs, it has been very prudent in expanding seating within current locations and remaining focused on the value provided to diners. Management recently implemented a program to improve the layout of the restaurants’ bar area, so customers may see some changes, or have already seen changes, in Roadhouse locations. An interesting fact is that in March 2015, for the first time ever in the U.S., consumers spent more at restaurants and bars than at grocery stores.

[1]	“Beta” is the measure of a stock’s volatility in comparison to an index or a benchmark. A high beta (greater than 1.0) represents a stock that is more volatile and a low beta (less than 1.0) represents a stock that is less volatile.

Semi-Annual Report (Unaudited) | June 30, 2016	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Another investment is a “behind the scenes” play whose name may not be familiar. This holding is Dorman Products, Inc. (DORM) a manufacturer of aftermarket auto parts. The company’s products are available at Carquest, AutoZone and O’Reilly, for example. Dorman should continue to be successful due to the rising age of cars in the U.S. and higher miles driven. Older cars need more frequent repairs and rising complexity makes these repairs more expensive. The company has also benefitted from the reduction in the number of new car dealers, as more drivers are taking their cars to independent repair shops—the so-called “do it for me” market—or are using the tried and true “do it yourself” method.

 Many thanks, and welcome to the Fund.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.63%)
CONSUMER DISCRETIONARY (18.27%)
Auto Components (1.67%)
Dorman Products, Inc.(a)	22,792	$1,303,703
Gentherm, Inc.(a)	20,689	708,598
		2,012,301
Diversified Consumer Services (1.04%)
2U, Inc.(a)	16,060	472,325
Nord Anglia Education, Inc.(a)(b)	36,802	777,994
		1,250,319
Hotels, Restaurants & Leisure (3.39%)
Chipotle Mexican Grill, Inc.(a)	3,008	1,211,502
Chuy's Holdings, Inc.(a)	19,554	676,764
Planet Fitness, Inc., Class A(a)(b)	23,952	452,214
Starbucks Corp.	14,610	834,523
Texas Roadhouse, Inc.	20,000	912,000
		4,087,003
Household Durables (0.81%)
Helen of Troy Ltd.(a)	9,500	976,980

Internet & Catalog Retail (4.27%)
Amazon.com, Inc.(a)	1,982	1,418,359
The Priceline Group, Inc.(a)	1,283	1,601,710
Wayfair, Inc., Class A(a)(b)	54,650	2,131,350
		5,151,419
Media (0.77%)
Scripps Networks Interactive, Inc., Class A	15,000	934,050

Multiline Retail (0.57%)
Ollie's Bargain Outlet Holdings, Inc.(a)(b)	27,524	685,072

Specialty Retail (2.82%)
Foot Locker, Inc.	17,500	960,050
Francesca's Holdings Corp.(a)	66,460	734,383
Lowe's Cos., Inc.	21,540	1,705,322
		3,399,755
Textiles, Apparel & Luxury Goods (2.93%)
Carter's, Inc.	9,500	1,011,465
G-III Apparel Group Ltd.(a)	23,000	1,051,560
NIKE, Inc., Class B	26,657	1,471,466
		3,534,491
CONSUMER STAPLES (5.50%)
Food & Staples Retailing (1.12%)
Whole Foods Market, Inc.	41,990	1,344,520

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2016	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food Products (2.29%)
The Hain Celestial Group, Inc.(a)	20,000	$995,000
Mondelez International, Inc., Class A	38,816	1,766,516
		2,761,516
Household Products (2.09%)
Church & Dwight Co., Inc.	10,000	1,028,900
Colgate-Palmolive Co.	20,390	1,492,548
		2,521,448
ENERGY (3.15%)
Energy Equipment & Services (3.15%)
Core Laboratories NV(b)	16,414	2,033,531
Natural Gas Services Group, Inc.(a)	13,229	302,944
Schlumberger Ltd.	18,540	1,466,143
		3,802,618
FINANCIALS (12.62%)
Banks (0.43%)
Independent Bank Group, Inc.	12,212	524,017

Capital Markets (2.27%)
Financial Engines, Inc.(b)	4,760	123,141
Raymond James Financial, Inc.	18,500	912,050
State Street Corp.	23,789	1,282,703
Virtus Investment Partners, Inc.	5,951	423,592
		2,741,486
Commercial Banks (2.23%)
Signature Bank(a)	21,570	2,694,524

Consumer Finance (1.45%)
Visa, Inc., Class A	23,520	1,744,478

Diversified Financial Services (0.87%)
FactSet Research Systems, Inc.	6,500	1,049,230

Insurance (0.99%)
Greenlight Capital Re Ltd., Class A(a)	34,427	694,049
United Insurance Holdings Corp.	30,277	495,937
		1,189,986
Real Estate Investment Trusts (2.15%)
Camden Property Trust	12,000	1,061,040
Equinix, Inc.	3,961	1,535,798
		2,596,838
Real Estate Management & Development (1.48%)
FirstService Corp.	38,813	1,778,800

See Notes to Schedule of Investments and Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (0.75%)
BofI Holding, Inc.(a)(b)	50,801	$899,686

HEALTH CARE (14.49%)
Biotechnology (4.03%)
ACADIA Pharmaceuticals, Inc.(a)(b)	22,343	725,254
Amgen, Inc.	9,410	1,431,732
Puma Biotechnology, Inc.(a)(b)	17,322	516,022
Regeneron Pharmaceuticals, Inc.(a)	3,419	1,194,017
Ultragenyx Pharmaceutical, Inc.(a)	20,177	986,857
		4,853,882
Health Care Equipment & Supplies (2.62%)
The Cooper Cos., Inc.	6,000	1,029,420
Insulet Corp.(a)	34,969	1,057,463
ResMed, Inc.	17,000	1,074,910
		3,161,793
Health Care Providers & Services (2.33%)
Diplomat Pharmacy, Inc.(a)(b)	11,215	392,525
Henry Schein, Inc.(a)	6,000	1,060,800
U.S. Physical Therapy, Inc.	5,587	336,393
VCA, Inc.(a)	15,000	1,014,150
		2,803,868
Health Care Technology (1.90%)
Cerner Corp.(a)	29,553	1,731,806
Cotiviti Holdings, Inc.(a)	22,797	481,701
Press Ganey Holdings, Inc.(a)	1,947	76,614
		2,290,121
Life Sciences Tools & Services (2.47%)
Cambrex Corp.(a)	20,000	1,034,600
Mettler-Toledo International, Inc.(a)	2,500	912,300
PAREXEL International Corp.(a)	16,500	1,037,520
		2,984,420
Pharmaceuticals (1.14%)
Aerie Pharmaceuticals, Inc.(a)(b)	21,865	384,824
Bristol-Myers Squibb Co.	13,473	990,939
		1,375,763
INDUSTRIALS (15.69%)
Aerospace & Defense (1.73%)
B/E Aerospace, Inc.	20,000	923,500
HEICO Corp.	17,420	1,163,831
		2,087,331
Air Freight & Logistics (0.40%)
XPO Logistics, Inc.(a)(b)	18,238	478,930

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2016	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Building Products (1.62%)
Lennox International, Inc.	7,000	$998,200
Masco Corp.	31,000	959,140
		1,957,340
Commercial Services & Supplies (1.49%)
The Advisory Board Co.(a)	20,331	719,514
Cintas Corp.	11,000	1,079,430
		1,798,944
Electrical Equipment (0.82%)
Acuity Brands, Inc.	4,000	991,840

Machinery (3.18%)
Middleby Corp.(a)	20,227	2,331,162
Proto Labs, Inc.(a)(b)	8,232	473,834
Snap-on, Inc.	6,500	1,025,830
		3,830,826
Professional Services (4.42%)
Equifax, Inc.	7,500	963,000
IHS, Inc., Class A(a)	5,857	677,128
Paylocity Holding Corp.(a)	36,553	1,579,089
Robert Half International, Inc.	24,000	915,840
WageWorks, Inc.(a)	19,978	1,194,884
		5,329,941
Road & Rail (1.63%)
J.B. Hunt Transport Services, Inc.	12,000	971,160
Kansas City Southern	8,549	770,180
Landstar System, Inc.	3,255	223,488
		1,964,828
Trading Companies & Distribution (0.40%)
H&E Equipment Services, Inc.	17,120	325,793
SiteOne Landscape Supply, Inc.(a)	4,535	154,145
		479,938
INFORMATION TECHNOLOGY (25.37%)
Communications Equipment (0.85%)
F5 Networks, Inc.(a)	9,000	1,024,560

Electronic Equipment & Instruments (2.41%)
Cognex Corp.	23,000	991,300
IPG Photonics Corp.(a)	23,861	1,908,880
		2,900,180
Internet Software & Services (4.33%)
Alphabet, Inc., Class C(a)	2,008	1,389,736
Facebook, Inc., Class A(a)	6,860	783,961
GTT Communications, Inc.(a)	62,098	1,147,571

See Notes to Schedule of Investments and Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Internet Software & Services (continued)
SPS Commerce, Inc.(a)	17,928	$1,086,437
Stamps.com, Inc.(a)	9,352	817,552
		5,225,257
IT Services (4.93%)
Automatic Data Processing, Inc.	16,205	1,488,753
EPAM Systems, Inc.(a)	16,405	1,055,006
FleetCor Technologies, Inc.(a)	9,838	1,408,113
Genpact Ltd.(a)	37,000	993,080
Jack Henry & Associates, Inc.	11,500	1,003,605
		5,948,557
Semiconductors & Semiconductor Equipment (2.85%)
ARM Holdings PLC(c)	24,002	1,092,331
Linear Technology Corp.	21,000	977,130
MACOM Technology Solutions Holdings, Inc.(a)	41,472	1,367,746
		3,437,207
Software (8.53%)
Fleetmatics Group PLC(a)	26,055	1,128,963
Globant SA(a)(b)	22,773	896,118
Manhattan Associates, Inc.(a)	15,000	961,950
RealPage, Inc.(a)	37,392	834,963
Red Hat, Inc.(a)	22,889	1,661,742
Salesforce.com, Inc.(a)	14,842	1,178,603
SAP SE(b)(c)	13,150	986,513
Synopsys, Inc.(a)	18,000	973,440
The Ultimate Software Group, Inc.(a)	7,911	1,663,604
		10,285,896
Technology Hardware Storage & Equipment (1.47%)
Apple, Inc.	16,694	1,595,947
Stratasys Ltd.(a)(b)	7,425	169,958
		1,765,905
MATERIALS (2.21%)
Chemicals (2.21%)
Ecolab, Inc.	14,488	1,718,277
International Flavors & Fragrances, Inc.	7,500	945,525
		2,663,802
TELECOMMUNICATION SERVICES (0.33%)
Diversified Telecommunication (0.33%)
inContact, Inc.(a)	28,917	400,500

TOTAL COMMON STOCKS (COST OF $102,671,426)		117,722,166

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2016	15

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	PAR VALUE/ SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (10.03%)
REPURCHASE AGREEMENT (2.50%)
Repurchase agreement with State Street Bank & Trust Co., dated 6/30/16, due 07/01/16 at 0.01%, collateralized by United States Treasury Bond, 2.125%, 09/30/21, market value of $3,084,805 and par value of $2,915,000. (Repurchase proceeds of $3,015,001).

(COST OF $3,015,000)	$3,015,000	$3,015,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (7.53%)
State Street Navigator Securities Lending Prime Portfolio, 0.52%
(COST OF $9,082,841)	9,082,841	9,082,841

TOTAL SHORT TERM INVESTMENTS
(COST OF $12,097,841)		12,097,841

TOTAL INVESTMENTS (107.66%)
(COST OF $114,769,267)(d)		$129,820,007

LIABILITIES IN EXCESS OF OTHER ASSETS (-7.66%)		(9,241,313)

NET ASSETS (100.00%)		$120,578,694

NET ASSET VALUE PER SHARE
(25,955,945 SHARES OUTSTANDING)		$4.65

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $9,446,536.
(c)	American Depositary Receipt.
(d)	Cost of investments for federal income tax purposes is $115,971,682.

Gross unrealized appreciation and depreciation at June 30, 2016 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$18,538,931
Gross unrealized depreciation	(4,690,606)
Net unrealized appreciation	$13,848,325

See Notes to Schedule of Investments and Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

ASSETS:
Investments at market value (Cost $114,769,267)	$129,820,007
Cash	1,386
Receivable for investment securities sold	2,512,568
Dividends and interest receivable	84,479
Prepaid and other assets	19,443
TOTAL ASSETS	132,437,883

LIABILITIES:
Payable for investments purchased	2,578,379
Investment advisory fee payable	78,963
Payable for administration, pricing and bookkeeping fees	29,894
Payable for collateral upon return of securities loaned	9,082,841
Accrued expenses	89,112
TOTAL LIABILITIES	11,859,189
NET ASSETS	$120,578,694

NET ASSETS REPRESENTED BY:
Paid-in capital	$94,629,351
Distributions in excess of net investment income	(4,590,417)
Accumulated net realized gain on investments	15,489,020
Net unrealized appreciation on investments	15,050,740
NET ASSETS	$120,578,694

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	25,955,945
NET ASSET VALUE PER SHARE	$4.65

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2016	17

Liberty All-Star® Growth Fund	Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $6,440)	$376,506
Securities lending income	177,831
Interest	181
TOTAL INVESTMENT INCOME	554,518

EXPENSES:
Investment advisory fee	457,754
Administration fee	114,439
Pricing and bookkeeping fees	38,204
Audit fee	13,997
Custodian fee	18,821
Directors' fees and expenses	30,645
Insurance expense	3,324
Legal fees	17,625
NYSE fee	11,922
Shareholder communication expenses	16,383
Transfer agent fees	39,188
Miscellaneous expenses	14,187
TOTAL EXPENSES	776,489
NET INVESTMENT LOSS	(221,971)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	10,089,981
Net change in unrealized depreciation on investments	(13,254,607)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,164,626)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,386,597)

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
FROM OPERATIONS:
Net investment loss	$(221,971)	$(621,454)
Net realized gain on investments	10,089,981	9,700,847
Net change in unrealized depreciation on investments	(13,254,607)	(7,111,152)
Net Increase/(Decrease) in Net Assets From Operations	(3,386,597)	1,968,241

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,368,446)	–
From net realized gains on investments	–	(18,951,117)
Total Distributions	(4,368,446)	(18,951,117)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	4,066,603	3,524,229
Net Decrease in Net Assets	(3,688,440)	(13,458,647)

NET ASSETS:
Beginning of period	124,267,134	137,725,781
End of period (Includes distributions in excess of net investment income of $(4,590,417) and $0, respectively)	$120,578,694	$124,267,134

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2016	19

Liberty All-Star®Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)
Ratio of expenses to average net assets after waiver/reimbursement
Ratio of expenses to average net assets before waiver/reimbursement
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's tender offer for shares at a price below net asset value, net of costs.
(c)
Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

20	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2016		For the Year Ended December 31,
(Unaudited)		2015		2014		2013		2012	2011

$4.99		$5.69		$5.91		$4.54		$4.24	$4.57

(0.01)		(0.03)		(0.04)		(0.04)		(0.03)	(0.05)
(0.16)		0.10		0.15		1.72		0.54	(0.01)
(0.17)		0.07		0.11		1.68		0.51	(0.06)

(0.17)		–		–		–		–	(0.07)
–		(0.77)		(0.33)		(0.31)		(0.22)	(0.20)
–		–		–		–		(0.05)	–
(0.17)		(0.77)		(0.33)		(0.31)		(0.27)	(0.27)
–		–		–		–		0.06	–
$4.65		$4.99		$5.69		$5.91		$4.54	$4.24
$4.09		$4.58		$5.16		$5.62		$4.06	$3.81

(2.9	%)(d)	3.9%		2.4%		39.0%		14.3%	(1.0%)
(6.9	%)(d)	5.1%		(2.3%)		47.8%		13.8%	(4.4%)

$121		$124		$138		$140		$104	$128
N/	A	N/	A	N/	A	N/	A	1.46%	N/	A
1.36	%(e)	1.30%		1.34%		1.34%		1.51%	1.52%
(0.39	%)(e)	(0.45%)		(0.77%)		(0.73%)		(0.61%)	(1.04%)
66	%(d)	58%		63%		45%		35%	32%

Semi-Annual Report (Unaudited) | June 30, 2016	21

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)
NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal
The Fund seeks long-term capital appreciation.

Fund Shares
The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) , which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the- counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Advisor, ALPS Advisors, Inc. (the "Advisor"), using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2016, the Fund held no securities that were fair valued.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At June 30, 2016, the open repurchase agreement with the counterparty State Street Bank & Trust Co., and subject to a MRA on a net payment basis, was as follows:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount
Repurchase Agreement	$3,015,000	$–	$3,015,000	$(3,015,000)	$–	$–
Total	$3,015,000	$–	$3,015,000	$(3,015,000)	$–	$–

Semi-Annual Report (Unaudited) | June 30, 2016	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. As of June 30, 2016, the market value of securities on loan was $9,446,536 and the total cash collateral and non-cash collateral received was $9,082,841 and $601,745, respectively. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2016:

	Remaining contractual maturity of the lending agreement

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$9,446,536	$–	$–	$–	$9,446,536
Total Loans					9,446,536
Gross amount of recognized liabilities for securities lending (collateral received)					$9,082,841
Amounts due from counterparty					$363,695

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report (Unaudited) | June 30, 2016	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$117,722,166	$–	$–	$117,722,166
Short Term Investment	–	3,015,000	–	3,015,000
Investments Purchased with Collateral from Securities Loaned	9,082,841	–	–	9,082,841
Total	$126,805,007	$3,015,000	$–	$129,820,007

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the six months ended June 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders
The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders
Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of June 30, 2016.

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Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

The tax character of distributions paid during the year ended December 31, 2015 were as follows:

Distributions Paid From:	12/31/2015
Long-term capital gains	$18,951,117
Total	$18,951,117

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

The Fund elected to defer to the fiscal year ending December 31, 2016, capital losses recognized during the period from November 1, 2015 to December 31, 2015 in the amount of $636,116.

As of June 30, 2016, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$115,971,682	$18,538,931	$(4,690,606)	$13,848,325

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status
For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee
ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Semi-Annual Report (Unaudited) | June 30, 2016	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

Investment Advisory Fees for the six months ended June 30, 2016 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a  portfolio management fee based on the assets of  the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services
ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2016 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Expense Limitation Agreement
Under the terms of the Expense Limitation Agreement between the Fund and AAI, AAI has agreed to waive certain fees they are entitled to receive from the Fund. Specifically, AAI has agreed to reimburse Fund expenses and/or waive a portion of the investment advisory and other fees that AAI is entitled to receive to the extent necessary that Total Annual Operating Expenses, after such expense reimbursement and/or fee waiver (excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.45% of net assets. The Expense Limitation Agreement is effective through July 31, 2016. Pursuant to  the Expense Limitation Agreement, the Fund may reimburse AAI for any fee waivers and expense reimbursements made by AAI, provided that any such reimbursements made by the Fund to AAI will not cause the Fund’s  annual  expense ratio to exceed the expense limitation rate. AAI is entitled to collect on or make a claim for waived fees at a maximum of three years from the date of the Expense Limitation Agreement. For the six months ended June 30, 2016 there was no fee waivers and/or reimbursements and AAI collected no previously waived fees.

Fees Paid to Officers
All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities
For the six months ended June 30, 2016, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $77,282,023 and $87,345,839, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2016 and year ended December 31, 2015, distributions in the amounts of $4,066,603 and $3,524,229, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,031,240 and 704,565 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. DIRECTORS’ FEES

As of June 30, 2016, there were six Directors, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Director”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Chairman receives a quarterly retainer of $5,750; all other Independent Directors receive a quarterly retainer of $4,500. Each Independent Director also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; $1,000 for attendance by telephone for a special meeting; and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Directors’ fees are allocated between the Fund and the Liberty All-Star® Equity Fund. One-third of the Directors’ fees are equally shared and the remaining two-thirds are allocated based on each Fund’s proportionate share of total net assets. Directors’ fees and expenses accrued by the Fund for the six months ended June 30, 2016 are reported on the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2016	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 9. OTHER MATTERS

Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the New Portfolio Management Agreement

June 30, 2016 (Unaudited)

Board Consideration of the Initial Approval of the Portfolio Management Agreement with Congress Asset Management Company, LLP

The Investment Company Act of 1940 requires that the Board of Directors (“Board”) of the Liberty All-Star Growth Fund, Inc. (“Growth Fund”), including all of the Directors who are not “interested persons” of the Growth Fund (“Independent Directors”), consider on an initial basis and annually thereafter, at an in-person meeting called for such purpose, whether to approve the Growth Fund’s investment advisory and portfolio management agreements. At its meeting on June 2, 2016, the Board, including a majority of the Independent Directors, conducted such a review and approved the initial Portfolio Management Agreement (“Agreement”) among the Growth Fund, ALPS Advisors, Inc., investment adviser to the Growth Fund (“AAI”), and Congress Asset Management Company, LLP (“Congress”), an independent investment management firm.

Prior to the Board’s action at the June meeting, the Directors met to consider management’s recommendations with respect to the initial approval of the Agreement. In reaching its decision to approve the Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Growth Fund. The Board further considered factors it deemed relevant with respect to the Growth Fund, including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the Agreement; (2) Congress’ investment performance; (3) the fees to be paid by the Growth Fund and the fees charged by Congress to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Congress from its relationship with the Growth Fund; and (6) any other benefits to be derived by Congress as a result of its relationship with the Growth Fund. In considering the Agreement, the Board did not consider any single factor or particular information most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

The Board considered these factors in the context of the Growth Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single investment sub-adviser (each, a “Portfolio Manager”) were employed. The Growth Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Growth Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Growth Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Growth Fund’s investment performance and related financial information for the Growth Fund, presentations given by the Growth Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates.

Semi-Annual Report (Unaudited) | June 30, 2016	31

Liberty All-Star® Growth Fund	Board Consideration of the New Portfolio Management Agreement

June 30, 2016 (Unaudited)

As part of the process to consider the Agreement, legal counsel to the Independent Directors requested certain information from AAI and Congress. In response to these requests, the Board received reports from AAI and Congress that addressed specific factors to be considered by the Board in approving the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreement and their responsibilities in connection therewith. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the initial approval of the Agreement was in the best interests of the Growth Fund and its shareholders. The Independent Directors also determined that entering into the Agreement in advance of the next scheduled meeting of the stockholders of the Growth Fund and without prior shareholder approval was in furtherance of the multi-management methodology as applied to the Growth Fund’s multi-managed assets and was in the best interests of the Fund’s stockholders.

The following is a summary of the Board’s considerations.

Nature, Extent and Quality of Services
The Board considered information regarding Congress’ investment philosophy and investment style and the services to be provided by Congress. In addition, the Board reviewed information regarding Congress’ financial condition and the background and experience of the personnel who would be responsible for managing the mid cap growth allocation of the Growth Fund’s portfolio pursuant to Congress’ Mid Cap Growth strategy. The Board also considered information regarding Congress’ compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Congress were consistent with the terms of the Agreement and that the Growth Fund was likely to benefit from services provided by Congress under the Agreement.

Investment Performance
The Board considered the performance of Congress’ Mid Cap Growth Strategy Composite (“Composite”) relative to the Russell Midcap® Growth Index (“Russell Index”) and the PSN Informa Investment Solutions mid-cap growth universe (“Peer Group”).

The Board considered that, as of March 31, 2016, the Composite was ranked in the 6th percentile or higher relative to the Peer Group for the year-to-date, 1-year, 3-year, 5-year, and since inception periods. The Board also considered that the Composite outperformed the Russell Index for the year-to-date, 1-year, 3-year, 5-year, and since inception periods. Therefore, the Board considered that the long-term performance of the Composite generally ranked favorably to the Peer Group and the Russell Index. The Board concluded that the investment performance of Congress’ Mid Cap Growth strategy has been good.

Fees and Expenses
In evaluating the Agreement, the Board reviewed the proposed fee rate for services to be performed by Congress on behalf of the Growth Fund. The Board considered that the fee rate under the Agreement is the same as the fee rate paid to the Growth Fund’s prior Portfolio Manager. The Board also considered Congress’ representation that the fee rate under the Agreement is lower than Congress’ traditional institutional fee schedule. The Board took into consideration that the fee schedule for the Agreement has a breakpoint at which the fee rate declines as Growth Fund assets allocated to Congress increase above a specific threshold. The Board concluded that the fees payable to Congress under the Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Congress charges to other clients.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the New Portfolio Management Agreement

June 30, 2016 (Unaudited)

Economies of Scale
The Board considered Congress’ representation that the subadvisory fee rate reflects economies of scale. The Board took into consideration that there may be economies of scale in the future in the event that the Growth Fund’s assets increase.

Costs of Services
The Board considered that the fee under the Agreement would be paid to Congress by AAI, not the Growth Fund, and noted the arm’s-length nature of the relationship between AAI and Congress with respect to the negotiation of the fee rate on behalf of the Growth Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Congress’ costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in September 2015.

Other Benefits to be Derived By Congress
The Board considered the potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Congress might receive in connection with its association with the Growth Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Congress by virtue of its relationship with the Growth Fund, if any, appear to be fair and reasonable.

Conclusions
Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Growth Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the Agreement.

Semi-Annual Report (Unaudited) | June 30, 2016	33

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index
Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index
Measures the performance of those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)
Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index
Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)
Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark
The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

34	www.all-starfunds.com

Intentionally Left Blank

ALL★STAR®
GROWTH FUND

ASG
LISTED
NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Alex J. Marks, Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000743 8/31/17

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not Applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6.  Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not Applicable to registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2016, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 2, 2016

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	September 2, 2016